TEMPORARY EQUITY	3 Months Ended
Jan. 31, 2022
Temporary Equity
TEMPORARY EQUITY

9. TEMPORARY EQUITY

Series D Convertible Preferred Stock Offering

On January 31, 2022, the Company closed on an offering with certain institutional investors for the private placement of 1,000,000 shares of Series D convertible redeemable preferred stock (“Series D preferred stock”). The shares to be sold have an aggregate stated value of $5,000,000. Each share of the Series D preferred stock has a purchase price of $4.75, representing an original issue discount of 5% of the stated value. Total net proceeds from the offering, after deducting the financial advisor’s fees and other estimated offering expenses, were approximately $4,312,000.

The Company has called a special meeting of stockholders to consider an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, to effect a reverse stock split of the outstanding shares of common stock by a ratio to be determined by the Board of Directors of the Company within a range to be specified in the proposal put to the stockholders for approval of the Amendment. The investors have agreed in the Purchase Agreement to not transfer, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of the shares of the Series D preferred stock until the reverse stock split and to vote the shares of the Series D preferred stock purchased in the offering in a manner that “mirrors” the proportions on which the shares of common stock (excluding any shares of common stock that are not voted) are voted on the reverse stock split and the Amendment. The Amendment requires the approval of the majority of the votes associated with the Company’s outstanding stock entitled to vote on the proposal. The certificate of designation provides that the Series D preferred stock will have no voting rights, other than the right to vote as a class on certain specified matters, except that each share of Series D preferred stock will have the right to cast 30,000 votes per share of Series D preferred stock on the reverse stock split.

The Series D preferred stock can be converted at the option of the holder at any time after the Company has received stockholder approval for a reverse stock split and filed the requisite amendment with the Delaware Secretary of State’s office to effectuate the reverse stock split, subject to beneficial ownership limitations. The Company will be permitted to compel conversion of the Series D preferred stock after the fulfillment of certain conditions and subject to certain limitations. The Series D preferred stock is convertible into shares of Common Stock at a rate of $0.25 per share for the Series D preferred stock. In addition, on or after the reverse stock split date, and subject to the satisfaction of certain conditions, the Company can cause the holder of the Series D Preferred Stock to convert their shares of Series D Preferred Stock, subject to such beneficial ownership limitations.

The Series D preferred stock has a liquidation preference over the common stock, and may be redeemed by the investors. Each holder of the Series D preferred stock has the right to cause the Company to redeem all or part of their shares of the Series D preferred stock from the earlier of receipt of stockholder approval of the reverse stock split or 90 days following the original issue date until 120 days following the original issue date (the “Redemption Date”) in cash at a redemption price equal to 105% of the stated value plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) up to, but excluding, the Redemption Date. Under certain circumstances, the commencement of the period during which the Series D preferred stock may be redeemed may be extended from 90 days following the original issue date to 135 days following the original issue date, in which case the Redemption Date would be extended to 165 days following the original issue date. Should such extension occur, the redemption price would be increased to an amount equal to 110% of the stated value plus an amount equal to accumulated but unpaid dividends, if any, on such shares.

The holders of Series D preferred stock will be entitled to dividends, on an as-if converted basis, equal to dividends actually paid, if any, on shares of common stock.

The $4.75 million in gross proceeds of the offering are held in an escrow account, along with an additional $500,000 deposited by the Company to cover the aggregate original issue discount as well as the additional amount that would be necessary to fund the 105% redemption price until the expiration of the redemption period for the Series D Preferred Stock, as applicable, subject to the earlier payment to redeeming holders. Upon expiration of the redemption period, any proceeds remaining in escrow will be disbursed to the Company.

In connection with the Offering, the Company and the investors entered into a registration rights agreement, pursuant to which the Company is required to file a registration statement with the Securities and Exchange Commission to register for resale the shares that are issued upon the conversion of shares of Series D preferred stock. The registration statement will be filed with the Securities and Exchange Commission on or before the 60th calendar day following the first date on which shares are issued upon the conversion of shares of Series D preferred stock.

Since the Series D preferred stock has a redemption feature at the option of the holder, it is classified as temporary equity. At the January 31, 2022 issuance date, the Series D preferred stock was recorded on the balance sheet at approximately $4,225,000, which is the $4,312,000 net proceeds less the $87,000 value of the bifurcated preferred stock redemption liability (see below).

Preferred Stock Redemption Liability

The Company evaluated the preferred stock redemption feature under ASC 815. Since the preferred stock redemption feature is not considered to be clearly and closely related to the preferred stock host and the redemption feature meets the four characteristics of a derivative under ASC 815, the preferred stock redemption feature is required to be bifurcated from the preferred stock host and valued as a liability. The Company utilized a binomial model to calculate the fair value of the preferred stock redemption feature at issuance.

In measuring the preferred stock redemption liability at January 31, 2022 (issuance date), the Company used the following inputs in its binomial model:

January 31, 2022
Exercise Price	$0.25
Stock Price	$0.136
Volatility %	105%
Risk Free Rate	1.00%

At January 31, 2022, the fair value of the preferred stock redemption liability was approximately $87,000.